Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

7. Income Taxes

        The significant components of the deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2012	2013
Deferred Tax Assets:
Accrued liabilities	$87,109	$71,831
Deferred rent	19,772	25,624
Net operating loss carryforwards	64,796	81,124
Foreign tax credits	44,315	10,229
Stock compensation	15,703	16,745
Federal benefit of unrecognized tax benefits	7,844	20,263
Other	21,126	23,938
Valuation allowance	(76,050)	(40,278)

	184,615	209,476
Deferred Tax Liabilities:
Other assets, principally due to differences in amortization	(254,156)	(367,936)
Plant and equipment, principally due to differences in depreciation	(318,856)	(168,385)

	(573,012)	(536,321)

Net deferred tax liability	$(388,397)	$(326,845)

        The current and noncurrent deferred tax assets (liabilities) are presented below:

	December 31,
	2012	2013
Deferred tax assets	$54,409	$65,332
Deferred tax liabilities	(44,257)	(47,709)

Current deferred tax assets, net	$10,152	$17,623

Deferred tax assets	$130,206	$144,144
Deferred tax liabilities	(528,755)	(488,612)

Noncurrent deferred tax liabilities, net	$(398,549)	$(344,468)

        As of December 31, 2012 and 2013, we have reclassified approximately $123,946 and $26,916, respectively, of long-term deferred income tax liabilities to current deferred income taxes (included within accrued expenses within current liabilities) and prepaid and other assets (included within current assets) in the accompanying Consolidated Balance Sheets related to the depreciation recapture associated with our characterization of certain racking structures as real estate rather than personal property and amortization associated with other intangible assets in conjunction with our potential conversion to a REIT.

        We have federal net operating loss carryforwards, which expire in 2021 through 2033, of $70,329 ($24,615, tax effected) at December 31, 2013 to reduce future federal taxable income. We have assets for state net operating losses of $2,738 (net of federal tax benefit), which expire in 2014 through 2025, subject to a valuation allowance of approximately 45%. We have assets for foreign net operating losses of $53,771, with various expiration dates (and in some cases no expiration date), subject to a valuation allowance of approximately 72%. We also have foreign tax credits of $10,229, which will begin to expire in 2024.

        Rollforward of valuation allowance is as follows:

Year Ended December 31,	Balance at Beginning of the Year	Charged (Credited) to Expense	Other Additions	Other Deductions	Balance at End of the Year
2011	$72,229	$9,844	$—	$(9,834)	$72,239
2012	72,239	2,274	1,537	—	76,050
2013	76,050	(27,186)	—	(8,586)	40,278

        We receive a tax deduction upon the exercise of non-qualified stock options or upon the disqualifying disposition by employees of incentive stock options and certain shares acquired under our ESPP for the difference between the exercise price and the market price of the underlying common stock on the date of exercise or disqualifying disposition. The tax benefit for non-qualified stock options is included in the consolidated financial statements in the period in which compensation expense is recorded. The tax benefit associated with compensation expense recorded in the consolidated financial statements related to incentive stock options is recorded in the period the disqualifying disposition occurs. All tax benefits for awards issued prior to January 1, 2003 and incremental tax benefits in excess of compensation expense recorded in the consolidated financial statements are credited directly to equity and amounted to $919, $1,045 and $2,389 for the years ended December 31, 2011, 2012 and 2013, respectively.

        The components of income (loss) from continuing operations before provision (benefit) for income taxes are:

	Year Ended December 31,
	2011	2012	2013
U.S.	$313,530	$191,175	$65,230
Canada	48,327	44,358	39,038
Other Foreign	(8,957)	62,833	58,750

	$352,900	$298,366	$163,018

        The provision (benefit) for income taxes consists of the following components:

	Year Ended December 31,
	2011	2012	2013
Federal—current	$47,523	$134,231	$92,657
Federal—deferred	25,708	(57,166)	(64,441)
State—current	23,828	25,466	10,232
State—deferred	(1,093)	(15,134)	(8,056)
Foreign—current	31,748	32,377	59,600
Foreign—deferred	(21,226)	(4,901)	(26,935)

	$106,488	$114,873	$63,057

        A reconciliation of total income tax expense and the amount computed by applying the federal income tax rate of 35% to income from continuing operations before provision (benefit) for income taxes for the years ended December 31, 2011, 2012 and 2013, respectively, is as follows:

	Year Ended December 31,
	2011	2012	2013
Computed "expected" tax provision	$123,515	$104,428	$57,057
Changes in income taxes resulting from:
State taxes (net of federal tax benefit)	16,301	6,946	4,212
Increase in valuation allowance (net operating losses)	12,601	9,045	2,832
Decrease in valuation allowance (foreign tax credits)	(2,757)	(6,771)	(30,018)
Foreign repatriation	—	—	44,751
Foreign restructuring	—	—	17,691
Impairment of assets and other transaction costs	10,254	3,045	6,576
Reserve accrual (reversal) and audit settlements (net of federal tax benefit)	(32,989)	8,266	(16,322)
Foreign tax rate differential	(34,867)	(30,798)	(33,852)
Disallowed foreign interest and Subpart F income	5,663	15,242	9,708
Other, net	8,767	5,470	422

	$106,488	$114,873	$63,057

        Our effective tax rates for the years ended December 31, 2011, 2012 and 2013 were 30.2%, 38.5% and 38.7%, respectively. Our effective tax rate is subject to variability in the future due to, among other items: (1) changes in the mix of income from foreign jurisdictions; (2) tax law changes; (3) volatility in foreign exchange gains (losses); (4) the timing of the establishment and reversal of tax reserves; (5) our ability to utilize foreign tax credits and net operating losses that we generate; and (6) our proposed REIT conversion. The primary reconciling items between the federal statutory rate of 35% and our overall effective tax rate for the year ended December 31, 2013 were the impact from the repatriation discussed below, which increased our 2013 effective tax rate by 13.1%, and state income taxes (net of federal tax benefit). These expenses were partially offset by a favorable impact provided by the recognition of certain previously unrecognized tax benefits due to expirations of statute of limitation periods and settlements with tax authorities in various jurisdictions and differences in the rates of tax at which our foreign earnings are subject, including foreign exchange gains and losses in different jurisdictions with different tax rates. The primary reconciling items between the federal statutory rate of 35% and our overall effective tax rate for the year ended December 31, 2012 were differences in the rates of tax at which our foreign earnings are subject, including foreign exchange gains and losses in different jurisdictions with different tax rates and state income taxes (net of federal tax benefit). During the year ended December 31, 2012, foreign currency gains were recorded in lower tax jurisdictions associated with our marking-to-market of intercompany loan positions while foreign currency losses were recorded in higher tax jurisdictions associated with our marking-to-market of debt and derivative instruments, which lowered our 2012 effective tax rate by 2.2%. The primary reconciling items between the federal statutory rate of 35% and our overall effective tax rate for the year ended December 31, 2011 was a favorable impact provided by the recognition of certain previously unrecognized tax benefits due to expirations of statute of limitation periods and settlements with tax authorities in various jurisdictions and differences in the rates of tax at which our foreign earnings are subject, including foreign exchange gains and losses in different jurisdictions with different tax rates. This benefit was partially offset by state income taxes (net of federal tax benefit). Additionally, to a lesser extent, a goodwill impairment charge included in income from continuing operations as a component of intangible impairments in our Consolidated Statements of Operations, of which a majority was non- deductible for tax purposes, is a reconciling item that impacts our effective tax rate.

        During 2013, we completed a plan to utilize both current and carryforward foreign tax credits by repatriating approximately $252,700 (approximately $65,200 of which was previously subject to U.S. taxes) from our foreign earnings. Due to uncertainty in our ability to fully utilize foreign tax credit carryforwards, we previously did not recognize a full benefit for such foreign tax credit carryforwards in our tax provision. As a result, we recorded an increase in our tax provision from continuing operations in the amount of $63,504 in 2013. This increase was offset by decreases of $18,753 from current year foreign tax credits and $23,301 reversal of valuation allowances related to foreign tax credit carryforwards, resulting in a net increase of $21,450 in our tax provision from continuing operations.

        After the repatriation, we have a net tax over book outside basis difference related to our foreign subsidiaries. We do not expect this net basis difference to reverse in the foreseeable future and we intend to reinvest any future undistributed earnings of certain foreign subsidiaries indefinitely outside the U.S. We have instances where we have book over tax outside basis differences for certain foreign subsidiaries. These basis differences arose primarily through undistributed book earnings of such foreign subsidiaries of $52,103 and could be reversed through a sale of such foreign subsidiaries, the receipt of dividends from such subsidiaries or certain other events or actions on our part, each of which would result in an increase in our provision for income taxes. It is not practicable to calculate the amount of unrecognized deferred tax liability on these book over tax outside basis differences because of the complexities of the hypothetical calculation. We may record additional deferred taxes on book over tax outside basis differences related to certain foreign subsidiaries in the future depending upon a number of factors, decisions and events in connection with our potential conversion to a REIT, including favorable indications from the U.S. Internal Revenue Service (the "IRS") with regard to our private letter ruling requests, finalization of countries to be included in our plan to convert to a REIT, shareholder approval of certain modifications to our corporate charter and final board of director approval of our conversion to a REIT.

        On January 2, 2013, the American Taxpayer Relief Act of 2012 (the "ATRA") was signed into law. In part, the ATRA retroactively reinstated and extended the controlled foreign corporation look-through rule, which provides for the exception from January 1, 2012 to December 31, 2013 of certain foreign earnings from U.S. federal taxation as Subpart F income. As a result, our income tax provision for the first quarter of 2013 included a discrete tax benefit of $4,025 relating to the previously expired period from January 1, 2012 to December 31, 2012.

        On September 13, 2013, the IRS released final tangible property regulations under Sections 162(a) and 263(a) of the Internal Revenue Code of 1986 (the "Code"), regarding the deduction and capitalization of expenditures related to tangible property. The final regulations replace temporary regulations that were issued in December 2011. Also released were proposed regulations under Section 168 of the Code regarding dispositions of tangible property. These final and proposed regulations will be effective for our tax year beginning on January 1, 2014. Early adoption is available, and as such, we intend to elect early adoption of the regulations. Changes for tax treatment elected by us or required by the regulations will generally be effective prospectively; however, implementation of many of the regulations' provisions will require a calculation of the cumulative effect of the changes on prior years, and it is expected that such amount will have to be included in the determination of our taxable income over a four-year period beginning in 2013. Transition guidance providing the procedural rules to comply with such regulations is expected to be released in the near term. We do not believe these regulations will have a material impact on our consolidated results of operations, cash flows and financial position.

        The evaluation of an uncertain tax position is a two-step process. The first step is a recognition process whereby we determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step is a measurement process whereby a tax position that meets the more likely than not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

        We have elected to recognize interest and penalties associated with uncertain tax positions as a component of the provision (benefit) for income taxes in the accompanying Consolidated Statements of Operations. We recorded a decrease of $(8,477), an increase of $1,257 and an increase of $1,459 for gross interest and penalties for the years ended December 31, 2011, 2012 and 2013, respectively. We had $3,554 and $4,874 accrued for the payment of interest and penalties as of December 31, 2012 and 2013, respectively.

        A summary of tax years that remain subject to examination by major tax jurisdictions is as follows:

Tax Years	Tax Jurisdiction
See Below	United States—Federal and State
2006 to present	Canada
2010 to present	United Kingdom

        The normal statute of limitations for U.S. federal tax purposes is three years from the date the tax return is filed. The 2009, 2010, 2011 and 2012 tax years remain subject to examination for U.S. federal tax purposes as well as net operating loss carryforwards utilized in these years. We utilized net operating losses from 1998, 1999, and 2000 in our federal income tax returns for these tax years. The normal statute of limitations for state purposes is between three to five years. However, certain of our state statute of limitations remain open for periods longer than this when audits are in progress.

        We are subject to income taxes in the U.S. and numerous foreign jurisdictions. We are subject to examination by various tax authorities in jurisdictions in which we have business operations or a taxable presence. We regularly assess the likelihood of additional assessments by tax authorities and provide for these matters as appropriate. As of December 31, 2012 and 2013, we had $37,563 and $51,146, respectively, of reserves related to uncertain tax positions included in other long-term liabilities in the accompanying Consolidated Balance Sheets. Although we believe our tax estimates are appropriate, the final determination of tax audits and any related litigation could result in changes in our estimates.

        A reconciliation of unrecognized tax benefits is as follows:

Gross tax contingencies—December 31, 2010	$59,891
Gross additions based on tax positions related to the current year	6,593
Gross additions for tax positions of prior years	6,437
Gross reductions for tax positions of prior years	(30,316)
Lapses of statutes	(6,268)
Settlements	(4,929)

Gross tax contingencies—December 31, 2011	$31,408
Gross additions based on tax positions related to the current year	6,598
Gross additions for tax positions of prior years	3,912
Gross reductions for tax positions of prior years	(427)
Lapses of statutes	(2,829)
Settlements	(1,099)

Gross tax contingencies—December 31, 2012	$37,563
Gross additions based on tax positions related to the current year	5,985
Gross additions for tax positions of prior years	20,275
Gross reductions for tax positions of prior years	(1,370)
Lapses of statutes	(1,312)
Settlements	(9,995)

Gross tax contingencies—December 31, 2013	$51,146

        The reversal of these reserves of $51,146 ($32,496 net of federal tax benefit) as of December 31, 2013 will be recorded as a reduction of our income tax provision if sustained. We believe that it is reasonably possible that an amount up to approximately $2,800 of our unrecognized tax positions may be recognized by the end of 2014 as a result of a lapse of statute of limitations or upon closing and settling significant audits in various worldwide jurisdictions.